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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                NOVEMBER 30, 2001
                        ---------------------------------
                        (Date of earliest event reported)

                            GENESIS BIOVENTURES, INC.
               --------------------------------------------------
               (Exact name of Registrant as specified in charter)

        NEW YORK                      000-30252                98-0163232
------------------------------------------------------------------------------
(State or other jurisdiction         (Commission            (I.R.S. Employer
    of incorporation)                File Number)          Identification No.)

3033 KING GEORGE HIGHWAY, SUITE 1A, SURREY, BRITISH COLUMBIA, CANADA    V4P 1B8
-------------------------------------------------------------------------------
          (Address of principal executive offices)                   (Zip Code)

                                 (604) 542-0820
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
        ---------------------------------------------------------------
        (Former name or former address, if changed, since last report.)

                                Page 1 of 5 Pages
                             Exhibit Index on Page 5
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ITEM 2.  ACQUISITIONS OR DISPOSITION OF ASSETS.

     ACQUISITION OF MEMBERSHIP INTERESTS IN BIOMEDICAL DIAGNOSTICS, LLC FROM BIOTHERAPIES INCORPORATED.

     On November 30, 2001, Genesis Bioventures, Inc., a New York corporation (the "Registrant"), entered into a Purchase Agreement (the "Purchase Agreement") with Biotherapies Incorporated, a Michigan corporation ("Biotherapies"), pursuant to which the Registrant acquired Biotherapies' membership interests in Biomedical Diagnostics, LLC, a Michigan limited liability company (the "LLC"). Following the completion of the transaction, the Registrant became the sole owner of the LLC. The Purchase Agreement is being filed herewith as Exhibit 99.1 to this Current Report.

     Upon signing of the letter of intent regarding this transaction, the Registrant paid Biotherapies Four Hundred Fifty Thousand Dollars ($450,000) and issued to Biotherapies Six Hundred Thousand (600,000) shares of its common stock. Upon signing of the Purchase Agreement, the Registrant paid
Biotherapies One Million Six Hundred Thousand Dollars ($1,600,000) and issued to Biotherapies an additional Two Million Five Hundred Twenty Four Thousand Thirty (2,524,030) shares of its common stock. On May 30, 2002, the six-month anniversary of the signing of the Purchase Agreement, the Registrant will make an additional cash payment to Biotherapies in the amount of One Million Five Hundred Thousand Dollars ($1,500,000).

     Pursuant to the Purchase Agreement, the Registrant has committed to fund the operating costs of the LLC of at least One Million Dollars ($1,000,000) in support of product development of the mammastatin, prostate and ovarian technologies on or before November 30, 2002. As of November 30, 2001, the Registrant had paid One Hundred Fifty Thousand Dollars ($150,000) toward this commitment, including $50,000 paid upon signing of the letter of intent.

     Concurrently with the execution of the Purchase Agreement, the Registrant and Biotherapies entered into numerous other agreements, including a certain Mammastatin Sublicense Agreement (the "Mammastatin Sublicense Agreement") and a certain P&O Technology License Agreement (the "P&O License Agreement"). Pursuant to the Mammastatin Sublicense Agreement, Biotherapies granted to the Registrant a worldwide, perpetual and exclusive sublicense to make, use and sell certain proteins and antibodies and a non-exclusive sublicense to make, use and create improvements thereto for the research, development or sale of additional antibodies and/or diagnostic assays for the diagnosis of breast, prostate and/or ovarian cancers. Biotherapies also granted to the Registrant a worldwide, perpetual and exclusive license to make, have made, use and sell a certain dot blot diagnostic assay related to the detection and measurement of certain proteins in the blood, and improvements thereto, and a non-exclusive license to make, have made, use and create improvements to the dot blot assay in the research, development or sale of additional antibodies and/or diagnostic assays for the diagnosis of breast, prostate and/or ovarian cancers. The Registrant shall pay Biotherapies a royalty of between ten percent (10%) and twenty percent (20%) of net sales generated in connection with the Mammastatin Sublicense Agreement, depending on the level of net sales in a given year. As of November 30, 2001, the Registrant had pre-paid royalty payments pursuant to the Mammastatin Sublicense Agreement totaling One Hundred Thousand Dollars ($100,000). The Mammastatin Sublicense Agreement is being filed herewith as
Exhibit 99.2 to this Current Report.

     Pursuant to the P&O License Agreement, Biotherapies granted to the Registrant a worldwide, perpetual and exclusive license to make, have made, use and create improvements to certain

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technology relating to prostate and ovarian cancer and to make, have made, use, market and sell materials or services based upon or using said technology. The Registrant shall pay Biotherapies a royalty of between ten percent (10%) and twenty percent (20%) of net sales generated in connection with the P&O License Agreement, depending on the level of net sales in a given year. The P&O License Agreement is being filed herewith as Exhibit 99.3 to this Current Report.

     The Registrant and Biotherapies also entered into a Registration Rights Agreement whereby the Registrant granted piggyback registration rights to Biotherapies, a Supply Agreement pursuant to which Biotherapies may supply proteins and/or antibodies to the Registrant, and a Right of First Notice Agreement granting the Registrant the right to be notified by Biotherapies of the development of any new proteins or technologies applicable to product development of diagnostic tests for certain cancers prior to Biotherapies' notifying any other potential purchasers.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)   FINANCIAL STATEMENT OF BUSINESS ACQUIRED

               The historical financial statements of the LLC required to be filed under this Item are not available at this time and, accordingly, are not included herein. By an amendment to this Current Report to be filed as soon as practicable, the Registrant plans to submit such financial statements.

         (b)   PRO FORMA FINANCIAL INFORMATION

               The pro forma financial information of the Registrant required to filed under this Item is not available and, accordingly, is not included herein. By an amendment to this Current Report to be filed as soon as practicable, the Registrant plans to submit such pro forma information.

         (c)   EXHIBITS

               EXHIBIT NUMBER     DESCRIPTION
               --------------     -----------
               99.1               Purchase Agreement, dated November 30, 2001,
                                  by and between the Registrant and
                                  Biotherapies. Exhibit A (Amended and Restated
                                  Limited Liability Company Operating Agreement
                                  of Biomedical Diagnostics, LLC), Exhibit B
                                  (Registration Rights Agreement), Exhibit D
                                  (Investment Agreement), Exhibit F (Right of
                                  First Notice Agreement), Exhibit G (Supply
                                  Agreement), and Exhibit H (Sublease
                                  Agreement) have been omitted pursuant to
                                  Rule 601(b)(2) of Regulation S-B. A copy of
                                  any Exhibit will be submitted to the
                                  Commission supplementally upon request.

               99.2               Mammastatin Sublicense Agreement, dated
                                  November 30, 2001, by and between the
                                  Registrant and Biotherapies.

               99.3               P&O Technology License Agreement, dated
                                  November 30, 2001, by and between the
                                  Registrant and Biotherapies.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 17, 2001            GENESIS BIOVENTURES, INC.

                                   /s/ E. Greg McCartney
                                   -------------------------------------
                                   E. Greg McCartney
                                   President and Chief Executive Officer
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                                  EXHIBIT INDEX

EXHIBIT NUMBER     DESCRIPTION                                 PAGE NUMBER
     99.1          Purchase Agreement, dated November
                   30, 2001, by and between the
                   Registrant and Biotherapies. Exhibit
                   A (Amended and Restated Limited
                   Liability Company Operating
                   Agreement of Biomedical Diagnostics,
                   LLC), Exhibit B (Registration Rights
                   Agreement), Exhibit D (Investment
                   Agreement), Exhibit F (Right of
                   First Notice Agreement), Exhibit G
                   (Supply Agreement), and Exhibit H
                   (Sublease Agreement) have been
                   omitted pursuant to Rule 601(b)(2)
                   of Regulation S-B. A copy of any
                   Exhibit will be submitted to the
                   Commission supplementally upon
                   request.

     99.2          Mammastatin Sublicense Agreement,
                   dated November 30, 2001, by and
                   between the Registrant and
                   Biotherapies.

     99.3          P&O Technology License Agreement,
                   dated November 30, 2001, by and between
                   the Registrant and Biotherapies.